Exhibit 10.37

CONFIDENTIAL TREATMENT REQUESTED - CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

________________________________________________________________________

Ingot and Wafer Supply Agreement
________________________________________________________________________

between

JIAWEI  SOLARCHINA CO., LTD.

and

SUNPOWER CORPORATION

This Ingot and Wafer Supply Agreement (this “Agreement”) is made on December 3rd, 2007 (the “Effective Date”) between

JIAWEI SolorChina Co., LTD, a Chinese company with registered address as Unit 1816 18/F Star House, NO. 3 Salisbury Road, Tsimshatsui Kowloon, Hong  (hereafter referred to as “Jiawei”);

and

SunPower Corporation, a company with registered address 3939 North First Street, San Jose, California 95134, USA (hereafter referred to as “SunPower”).

RECITALS

WHEREAS, Jiawei is active in the field of manufacture and supply of Ingots and Wafers (as defined herein);

WHEREAS, SunPower procures Ingots and Wafers for its manufacture of solar cells and solar modules;

WHEREAS, Jiawei may, under this Supply Agreement, procure polycrystalline from SunPower or other qualified polycrystalline sources for use towards the volume committed in this agreement and SunPower will work closely with Jiawei to balance the polycrystalline for use in manufacturing; and

WHEREAS, SunPower desires to purchase Ingots and Wafers from Jiawei, and Jiawei is willing to supply such Ingots and Wafers to SunPower on the terms and conditions set forth herein.

NOW, THEREFORE, the Parties agree as follows:

1.	DEFINITIONS

1.1	The “Agreement” shall mean this signed document and

1.1.1	Schedule 1 Specification of Ingots and Wafers;

1.1.2	Schedule 2 Prices and Payment; and

1.1.3	Schedule 3 Forecasts, Quantities, Yield/Ratios Limits, and Delivery Schedule.

1.2	“Confidential Information” shall have the meaning as set forth in Section 9.1.

1.3	“Delivery Schedule” shall mean such delivery dates and quantities applicable to certain periods set forth in Schedule 3.

1.4	“Effective Date” shall mean the first date written above.

1.5
“Ingot” shall mean a pseudo squared single crystal silicon unit to be used in manufacturing of photovoltaic Ingots as further specified in Schedule 1, per SunPower specification as identified in Schedule 1.

1.6
“Wafer” shall mean a pseudo quadratic disc sliced from a single crystal silicon Ingot, and with the technical specifications as set out in Schedule 1, per SunPower specification as identified in Schedule 1.

1.7	“Products” shall mean, collectively, Ingots and Wafers as defined above.

2.	SALE AND PURCHASE

2.1
Unless otherwise instructed by SunPower in writing, Jiawei shall be under a firm commitment obligation to sell Products in the quantities and (subject to Section 5.2.1) on the delivery dates set forth in the Delivery Schedule.  Notwithstanding anything to the contrary in this Agreement, SunPower assumes no obligation to purchase any Products under this Agreement other than with respect to specific quantities of Products which SunPower identifies in its firm purchase orders as part of SunPower’s 60 day rolling forecast.

2.2	All sales and purchase of Products between the Parties are subject to and governed by this Agreement unless otherwise agreed in writing (under purchase orders or otherwise).

2.3	Unless otherwise consented to in writing by SunPower, Jiawei shall sell Products manufactured with polysilicon delivered by SunPower, exclusively to SunPower.

2.4
From time to time, Jiawei may submit purchase orders to SunPower under which Jiawei would purchase polysilicon from SunPower for use by Jiawei in its production of Products to be sold to SunPower.  If SunPower agrees to sell polysilicon to Jiawei as requested by Jiawei’s purchase order, SunPower shall confirm such sale in writing.  The parties anticipate that Jiawei will purchase quantities of polysilicon as set forth in Schedule 3 to this Agreement; however, Jiawei is under no obligation to purchase, and SunPower is under no obligation to sell, such polysilicon contemplated in Schedule 3 to this Agreement.

3.	PRICES

3.1
The price for Products shall be fixed through December 31, 2012.  The price for Wafers sold by Jiawei to SunPower is set forth on Schedule 2 to this Agreement.  The price for Wafers sold by Jiawei in 2011 and 2012 are to be negotiated by the parties.  If no agreement is reach, neither party is under an obligation to purchase or sell Wafers in such years.  The price for Ingots sold by Jiawei to SunPower is set forth on Schedule 3 to this Agreement.  The price for polysilicon sold by SunPower to Jiawei is set forth in Schedule 3 to this Agreement.

3.2	All prices for the Products include all applicable sales, use, value added or other taxes or duties.

4.	PAYMENT

4.1
All payments for Products shall be made by SunPower to Jiawei no later than 30 days following the date of Jiawei’s invoice.  All payments for polysilicon shall be made by Jiawei to SunPower no later than 30 days following the date of SunPower’s invoice.  Payment shall be net of any and all invoice fees or other fees or charges, other than those specified in this Agreement.  All invoices should be sent to SunPower at its registered office. Value added or sales tax where applicable shall be shown separately on all invoices.

4.2
Unless otherwise agreed by Jiawei, no deductions from Product invoices by SunPower are permitted, and unless otherwise agreed by SunPower, no deductions from polysilicon invoices by Jiawei are permitted.

5.           DELIVERY SCHEDULE

5.1
Upon receipt of a confirming purchase order submitted by SunPower, Jiawei shall supply the Products in such quantities on such dates as set forth in the Delivery Schedule in Schedule 3 to this Agreement.  The Delivery Schedule shall be effective through December 31, 2012.

5.2	Notwithstanding anything to the contrary in the Delivery Schedule:

5.2.1
If delivery of polysilicon from SunPower to Jiawei is delayed for any reason, the dates for delivery of Products from Jiawei to SunPower may (unless otherwise agreed by the Parties in writing) be delayed for the same period.

5.2.2
Until Jiawei has established sufficient Wafer manufacturing capacity at its Beijing China facility or such China facilities to be determined and agreed upon, Jiawei shall deliver squared Ingots to SunPower unless the Parties agree to ship as-grown or ground round Ingots in addition to, or in lieu of, squared Ingots.  When such capacity has been established, Jiawei shall deliver Wafers to SunPower.

5.2.3
Jiawei must qualify each of the manufacturing steps associated with such Ingot and Wafer manufacturing capacity with SunPower.  The Parties will mutually agree upon the specific volumes of Wafers to be delivered based on actual Wafer manufacturing ramp up performance over time.

6.	DELIVERY

6.1
The Products and polysilicon shall be delivered FCA Hong Kong until changed with mutual agreement (Incoterms 2000).  SunPower shall instruct Jiawei on the delivery location for each shipment.  In the event Products are delivered more than four (4) weeks following the delivery date requested by SunPower, Jiawei agrees to immediately dedicate its entire factory production to fulfilling SunPower’s delivery, and ship such Products via air freight to a delivery location then requested by SunPower at Jiawei’s expense.  If Products are not delivered within six (6) weeks following the requested delivery date, Jiawei will pay SunPower late delivery penalties at a rate of *** percent (***%) of the net purchase price, excluding duty, VAT, any applicable taxes applicable to such shipment per week thereafter, up to a maximum of *** percent (***%) of such purchase price.

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.2
Title to the Products shall pass to SunPower simultaneously with risk of loss under FCA Hong Kong (Incoterms 2000).  Title to polysilicon sold by SunPower to Jiawei shall pass to Jiawei simultaneously with risk of loss under FCA Hong Kong (Incoterms 2000).

6.3	A conformance certificate shall be issued by Jiawei to SunPower for each delivery of Products. The parameters shown in the delivery certificate are outlined in Schedule 1.

7.	PACKAGING AND SHIPPING

7.1
Jiawei shall bear all costs associated with packaging or storing the Products until delivery to SunPower pursuant to the delivery terms specified in Section 6. All Products shall be packaged, marked, and otherwise prepared in accordance with good commercial practices to reduce the risk of damage and to be packaged in the smallest commercially acceptable form in order to enable SunPower to obtain the lowest shipping rates possible (based on volume metric dimensions) and in accordance with all applicable federal, state and local packaging and transportation laws and regulations. An itemized packing list shall accompany each shipment.  Other or special packaging and shipping requirements are set forth on Schedule 1.

7.2	Jiawei shall establish reasonable control routines in order to ensure punctual delivery of the Products at the agreed time and without any defects or non-conformities.

8.	INSPECTION

8.1
All Products may be inspected and tested by SunPower.  No inspection, test, approval, or acceptance of the Products shall relieve Jiawei from responsibility for any defects in the Products or other failures to meet the requirements of this Agreement.

8.2
SunPower shall notify Jiawei promptly of any complaint about the Products, including but not limited to non-compliance with any specifications set out in Schedule 1 or quantities to be delivered in accordance with Schedule 3.  Upon Jiawei’s request, Product samples shall be submitted to Jiawei for examination.

8.3	SunPower shall upon Jiawei’s request return such Products to Jiawei at Jiawei’s expense.

9.	CONFIDENTIALITY

9.1
The Parties acknowledge and agree that the terms of this Agreement and certain information exchanged between them pertaining to this Agreement, including information regarding research, technology, product developments, marketing plans or conditions, products, business strategies, and the like, constitute “Confidential Information” of the Party disclosing the information.  The purpose of the exchange of the Confidential Information” is to allow the Parties to meet their obligations and responsibilities under this Agreement.  During the term of this Agreement, and for a period of 15 years following its termination or expiration, except as required by applicable law, regulation or rules of any securities exchange, the Party receiving any Confidential Information, and its employees, attorneys, financial advisors, officers, directors and shareholders who shall receive such Confidential Information shall not, except with the prior written consent of the disclosing Party, use, divulge, disclose or communicate, to any person, firm, corporation or entity, in any manner whatsoever, the terms of this Agreement or any Confidential Information of the disclosing Party; provided, however, that each Party may use, divulge, disclose or communicate the terms of this Agreement or Confidential Information of the disclosing Party to wholly-owned or majority owned subsidiaries if such subsidiaries undertake to keep such information strictly confidential in accordance with this Section 9 and each subsidiary has a “need to know”.  The Parties will be liable for any breach of this Section 9 by any of their respective wholly-owned or majority owned subsidiaries.  Each Party further agrees to use the same degree of care to avoid publication or dissemination of the Confidential Information disclosed to such Party under this Agreement as it employs with respect to its own Confidential Information, but at all times shall use at least reasonable care to protect against disclosure.

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.2	Confidential Information does not and shall not include information that:

9.2.1	was already known to the receiving Party at the time such information is disclosed by the other Party;

9.2.2	was or became publicly known through no wrongful act of the receiving Party;

9.2.3	was rightfully received from a third party without restriction;

9.2.4	was independently developed by the receiving Party;

9.2.5	was approved for release by written authorization of the Party disclosing such information under this Agreement; or

9.2.6
was required by legal or financial reporting purposes to be disclosed; provided, however, that the party being required to disclose shall, if circumstances permit, provide advanced notice to the other Party.

10.	WARRANTY

10.1
Jiawei warrants that the Products will be free from defects and workmanship, and conform to the specifications set forth in Schedule 1, provided that Jiawei is notified of any defects or non-conformity within thirty (30) days after delivery and that the defect or non-conformity is shown to be due to Jiawei’s faulty design, workmanship, material or packaging.

10.2
If any Products fail to conform to this warranty, then Jiawei will, at SunPower’s option, either refund or replace such Products.  For valid warranty claims all associated shipping and return costs shall be paid by Jiawei.

11.	INDEMNIFICATION

11.1
Jiawei shall indemnify SunPower against any and all costs, loss and liability for all personal injury and property damage caused by the Products (whether performed on the premises of Jiawei or SunPower or elsewhere) and shall defend at its sole cost and expense any action brought against SunPower as a result of any such personal injury or property damage.  Jiawei shall carry and maintain insurance coverage satisfactory to cover the above, and upon SunPower's request, shall furnish SunPower with evidence of such insurance.

11.2
Jiawei shall defend, at its own expense, any suit or claim that may be instituted against SunPower or any customer of SunPower for alleged infringement of patents, trade secrets, copyrights or other intellectual property rights relating to the maintenance, sale or use of the Products, and Jiawei shall indemnity SunPower and its customers for all costs and damages arising out of such alleged infringement.

12.	FORCE MAJEURE

12.1
Neither Party shall be liable for delays or failures in performance of an order or default in delivery arising out of or resulting from acts of God, acts of the other Party, acts of the Government or the public enemy, fire, flood, epidemics, quarantine restrictions, strikes, or freight embargoes (each a “Force Majeure Event”).

12.2	In the event of any Force Majeure Event, the unaffected Party shall honor its obligations hereunder as soon as the affected Party is able to perform.

13.	ASSIGNMENT AND CHANGE OF CONTROL

13.1
No assignment of the Agreement or of any right or obligation under the Agreement shall be made by Jiawei without the prior written consent of SunPower, said consent shall not be unreasonably withheld.  In the event of a proper assignment, the Agreement shall be binding upon and inure to the benefit of the  assigning Party’s successors and assigns.

14.	NO PARTNERSHIP OR AGENCY

14.1	Nothing in this Agreement shall constitute, or be deemed to constitute, a partnership or agency between the Parties.

15.	NOTICES

15.1
Any communication which is required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telefaxed (and with a confirmation copy also sent by mail), delivered by a reputable commercial courier service or mailed, always with receipt acknowledged, to the registered address of either Party as set forth herein or to such other registered address as follows from a prior notification to the other Party by the receiving Party.

16.	ENTIRE AGREEMENT

16.1
This Agreement constitutes the entire understanding between the Parties with respect to the subject matter of the Agreement and supersedes any prior discussions, negotiations, agreements, memoranda of understanding and the like.  Modifications to the Agreement may be made only in writing and signed by each Party.  If one or more of the provisions of this Agreement shall be found, by a court with jurisdiction, to be illegal, invalid or unenforceable, it shall not affect the legality, validity or enforceability of any of the remaining provisions of this Agreement.  The Parties agree to attempt to substitute for any illegal, invalid or unenforceable provision a legal, valid or enforceable provision that achieves to the greatest extent possible the economic objectives of the illegal, invalid or unenforceable provision.

17.	WAIVER

17.1
Either Party’s failure to exercise a right or remedy or such Party’s acceptance of a partial or delinquent payment or delivery shall not operate as a waiver of any of such Party’s rights or the other Party’s obligations under the Agreement and shall not constitute a waiver of such Party’s right to declare an immediate or a subsequent default.

18.	TERM AND TERMINATION

18.1
This Agreement commences on the Effective Date, and continues to remain in force and effect until December 31, 2012 (the “Term”), at which time this Agreement may be extended with the mutual agreement of both Parties.

18.2
The parties expressly agree that Jiawei is obligated to supply the Products at the contracted volumes and prices pursuant to this Agreement unless SunPower in its sole and absolute discretion waives such delivery obligations.  Accordingly, the basis and circumstances under which the Parties can terminate this Agreement prior to the expiration of the Term of this Agreement is expressly limited to the terms of this Section 18.

18.3
Termination by Jiawei.  Jiawei may, at its option, terminate this Agreement only upon all of the following events:  (i) a material breach by SunPower of its obligations under this Agreement, (ii) service of written notice of such breach to SunPower, and (iii) a failure by SunPower to cure such breach within ninety (90) days of receipt of the written notice of breach.  If SunPower rectifies any such breach within such period, then SunPower’s breach shall be deemed cured and Jiawei shall not be entitled to terminate this Agreement.

18.4
Termination by SunPower.  SunPower may, at its option, terminate this Agreement upon all of the following events:  (i) a material breach of this Agreement by Jiawei, (ii) service of written notice of such failure to Jiawei, and (iii) a failure by Jiawei to cure such breach within ninety (90) days of receipt of written notice of breach.  If Jiawei rectifies any such breach within such period, then Jiawei’s breach shall be deemed cured and SunPower shall not be entitled to terminate this Agreement.  In addition, SunPower may, at its option, immediately terminate this Agreement in the event Jiawei discontinues its Product manufacturing activities for a period exceeding thirty (30) days.

18.5	Sections 9 through 22 shall survive any termination of this Agreement.

19.	ATTORNEYS FEES AND COSTS

19.1
In the event of SunPower’s enforcement of any term or condition in the Agreement, Jiawei shall be liable to SunPower for all costs, including reasonable attorney fees, incurred by SunPower in enforcing the Agreement and in collecting any sums owed by Jiawei to SunPower.

20.	DOLLARS

20.1	All references to monetary amounts shall be in U.S. Dollars.

21.	AGREEMENT PREPARATION

21.1
This Agreement shall be considered for all purposes as prepared through the joint efforts of the Parties and shall not be construed against one Party or the other as a result of the manner in which this Agreement was negotiated, prepared, drafted or executed.

22.           GOVERNING LAW AND DISPUTE RESOLUTION

22.1
The Agreement is made in, and shall be governed and controlled in all respects by the laws of the State of California, USA (specifically disclaiming the U.N. Convention Contracts for the International Sale of Goods) and all disputes, including interpretation, enforceability, validity, and construction, shall be determined under the law of the State of California, without regard to any conflict of law provisions.

22.2	The Parties submit to the exclusive jurisdiction and venue of the U.S. District Court for the Northern District of California for all disputes arising, directly or indirectly, under this Agreement.

23.	AUDIT RIGHTS

23.1
SunPower may require an audit of Jiawei’s supporting documentation verifying Jiawei’s compliance with the provisions of this Agreement.  Any such audit shall be conducted by a qualified independent third party who shall be granted access, under a confidentiality agreement, to all relevant documentation it reasonably requests for such verification.  Any such audit shall be paid for by SunPower.

[signature page follows]

The Agreement is signed in 2 original counterparts, of which the Parties keep one counterpart each.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.

JIAWEI SOLAR CHINA CO., LTD		SUNPOWER CORPORATION

By:	/S/ KONGXIAN DING	By:	/S/ JON WHITEMAN
Name:	Kongxian Ding	Name:	Jon Whiteman
Title:	President	Title:	VP Strategic Supply

SCHEDULE NO. 1 SPECIFICATION OF INGOTS AND WAFERS

See SunPower Squared Ingot spec #001-07689 Rev A

See SunPower Wafer spec #001-07686 Rev A.

•
 Sunpower and Jiawei may choose to alter specification as needed with approvals from both parties. The requesting party will allow twenty (20) days for such review and acceptance. In such case of change in total spec, Jiawei will review and comment as soon as possible. (N to P type change).

SCHEDULE NO. 2 PRICES AND PAYMENT

WAFER ROADMAP (THIN WAFER – 150mm diameter)
	Q108	Q208	Q308	Q408	2009	2010	2011	2012
Saw Yield	***	***	***	***	***	***	***	***
Wafer Diameter (mm)	***	***	***	***	***	***	***	***
Sawed Wafer Thickness (um)	***	***	***	***	***	***	***	***
Kerf Loss + Wire (um)	***	***	***	***	***	***	***	***
Pitch (um)	***	***	***	***	***	***	***	***
Silicon/Wafer –round (grams)	***	***	***	***	***	***	***	***
In-house Wafers/Kg (kg of round ingot)	***	***	***	***	***	***	***	***

Cost/Wafer ($)	***	***	***	***	***	***	***	***

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE NO. 3 FORECASTS, QUANTITIES, YIELD/RATIO LIMITS, AND DELIVERY SCHEDULE

Year	Month	Poly Price	Conversion Price	Conversion Ratio	CHINA Round Ingot Cost ($/kg)	China Plant # of Growers	Nameplate Capacity (Ingot MTs)	SPWR Poly Supplied	QTY of Round Ingots Delivered by China Plant	Wafers/kg roadmap/ plan	Equiv Wafer Qty in Kpc
2007	Nov	***	***	***	***	***	***	***	***	***	***
	Dec	***	***	***	***	***	***	***	***	***	***
2008	Jan	***	***	***	***	***	***	***	***	***	***
	Feb	***	***	***	***	***	***	***	***	***	***
	Mar	***	***	***	***	***	***	***	***	***	***
	Apr	***	***	***	***	***	***	***	***	***	***
	May	***	***	***	***	***	***	***	***	***	***
	Jun	***	***	***	***	***	***	***	***	***	***
	Jul	***	***	***	***	***	***	***	***	***	***
	Aug	***	***	***	***	***	***	***	***	***	***
	Sept	***	***	***	***	***	***	***	***	***	***
	Oct	***	***	***	***	***	***	***	***	***	***
	Nov	***	***	***	***	***	***	***	***	***	***
	Dec	***	***	***	***	***	***	***	***	***	***
2009	Jan	***	***	***	***	***	***	***	***	***	***
	Feb	***	***	***	***	***	***	***	***	***	***
	Mar	***	***	***	***	***	***	***	***	***	***
	Apr	***	***	***	***	***	***	***	***	***	***
	May	***	***	***	***	***	***	***	***	***	***
	Jun	***	***	***	***	***	***	***	***	***	***
	Jul	***	***	***	***	***	***	***	***	***	***
	Aug	***	***	***	***	***	***	***	***	***	***
	Sept	***	***	***	***	***	***	***	***	***	***
	Oct	***	***	***	***	***	***	***	***	***	***
	Nov	***	***	***	***	***	***	***	***	***	***
	Dec	***	***	***	***	***	***	***	***	***	***
2010	Jan	***	***	***	***	***	***	***	***	***	***
	Feb	***	***	***	***	***	***	***	***	***	***
	Mar	***	***	***	***	***	***	***	***	***	***
	Apr	***	***	***	***	***	***	***	***	***	***
	May	***	***	***	***	***	***	***	***	***	***
	Jun	***	***	***	***	***	***	***	***	***	***
	Jul	***	***	***	***	***	***	***	***	***	***
	Aug	***	***	***	***	***	***	***	***	***	***
	Sept	***	***	***	***	***	***	***	***	***	***
	Oct	***	***	***	***	***	***	***	***	***	***
	Nov	***	***	***	***	***	***	***	***	***	***
	Dec	***	***	***	***	***	***	***	***	***	***
2011	Jan	***	***	***	***	***	***	***	***	***	***
	Feb	***	***	***	***	***	***	***	***	***	***
	Mar	***	***	***	***	***	***	***	***	***	***
	Apr	***	***	***	***	***	***	***	***	***	***
	May	***	***	***	***	***	***	***	***	***	***
	Jun	***	***	***	***	***	***	***	***	***	***
	Jul	***	***	***	***	***	***	***	***	***	***
	Aug	***	***	***	***	***	***	***	***	***	***
	Sept	***	***	***	***	***	***	***	***	***	***
	Oct	***	***	***	***	***	***	***	***	***	***
	Nov	***	***	***	***	***	***	***	***	***	***
	Dec	***	***	***	***	***	***	***	***	***	***
2012	annual	***	***	***	***	***	***	***	***	***	***

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.